Cover	Jul. 16, 2026
Cover [Abstract]
Amendment Flag	true
Amendment Description	Amended to include final prospectus for SEC review.
Entity Central Index Key	0002132602
Document Type	S-6
Entity Registrant Name	FT 13082
Document Period End Date	Jul. 16, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks current monthly income and capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in ETFs which invest 80% of their assets in fixed-income securities which primarily include corporate and government bonds.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust is a unit investment trust which invests in a broad range of ETFs. The ETFs invest in U.S. and foreign fixed-income securities. Under normal circumstances, the Trust will have a weighted average modified duration of four years or less. The Sponsor does not require a specific investment credit quality policy when selecting the ETFs for the portfolio.

The modified duration of a bond is a measure of its price sensitivity to interest rate movements based on the bond’s weighted average term to maturity. The higher the modified duration of a security, the more sensitive it will be to changes in interest rates. In general, modified duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a security with a three-year modified duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

The ETFs were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the ETFs (requiring a minimum market capitalization of $50,000,000), the current dividend yield of the ETFs (prioritizing ETFs with the highest dividend yields) and the quality and character of the securities held by the ETFs (focusing on credit quality, maturity and duration, which are balanced to varying degrees based on current economic conditions and subject to the Trust’s policy of having a weighted average modified duration of four years or less). All other factors being equal, the Sponsor will select ETFs with lower expense ratios, while attempting to limit the overlap of the securities held by the ETFs. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

In connection with the Trust’s investments in ETFs advised by First Trust Advisors L.P., an affiliate of the Trust’s Sponsor, First Trust Advisors L.P. will receive advisory fees from the underlying ETFs which it would not otherwise receive if the Trust invested solely in ETFs advised by unaffiliated third-parties. This may provide an incentive for the Sponsor to select ETFs advised by First Trust Advisors L.P. over ETFs advised by unaffiliated third-parties. The Sponsor may invest in an affiliated ETF even in circumstances where an unaffiliated ETF may have lower fees or better performance over certain time periods. However, the Sponsor selected what it considered to be the best suited ETFs to achieve the Trust’s investment objectives even though there may be other ETFs, including those advised by unaffiliated third-parties, that provide similar results.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to floating-rate securities, high-yield securities, investment grade securities, mortgage-backed securities, senior loans and covenant-lite loans through the Trust’s investment in the Funds.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.